UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2018

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry Into Material Definitive Agreement.

On November 15, 2018, Midstates Petroleum Company, Inc. (the “Company”), as parent, and Midstates Petroleum Company LLC, as borrower (the “Borrower”), entered into that certain Second Amendment to the Senior Secured Credit Agreement (the “Second Amendment”) dated as of October 21, 2016, among the Company, the Borrower, SunTrust Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders and other parties thereto (the “RBL Credit Agreement”).

The Second Amendment, among other items, provides the Company with the ability to make dividends and distributions, including repurchases of its equity interests in cash, in each case, so long as both before and after giving effect to any such repurchase (i) the Company and its subsidiaries maintain liquidity of at least $50,000,000, (ii) no default or event of default exists under the RBL Credit Agreement, (iii) the ratio of total net indebtedness to EBITDAX for the most recent period of four fiscal quarters for which financial statements have been delivered pursuant to the RBL Credit Agreement shall not exceed 1.50:1.00 and (iv) all repurchased equity interests of the Company must be immediately retired.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01      Regulation FD Disclosure

On November 21, 2018, the Company issued a press release disclosing, among other matters, the items described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1

Second Amendment to Senior Secured Credit Agreement, dated November 15, 2018, by and among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, as borrower, SunTrust Bank, as administrative agent, and certain lenders party thereto.

99.1	Press Release, dated November 21, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: November 21, 2018

	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President - General Counsel & Corporate Secretary

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